EXHIBIT 99

                            Joint Filing Agreement

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of WESCO International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of September 8, 2005.

                              THE CYPRESS GROUP L.L.C.

                              By: /s/ James A. Stern
                                  -----------------------
                                  Name: James A. Stern
                                  Title: Member


                              CYPRESS ASSOCIATES L.P.

                              By: The Cypress Group L.L.C., its General
                                    Partner

                                    By: /s/ James A. Stern
                                        ---------------------
                                        Name: James A. Stern
                                        Title: Member

                              CYPRESS MERCHANT BANKING PARTNERS L.P.

                              By: Cypress Associates L.P., its General Partner

                                  By: The Cypress Group L.L.C., its General
                                        Partner

                                      By: /s/ James A. Stern
                                          ---------------------
                                          Name: James A. Stern
                                          Title: Member

                               CYPRESS OFFSHORE PARTNERS L.P.

                               By: Cypress Associates L.P., its General Partner

                                   By: The Cypress Group L.L.C., its General
                                         Partner

                                       By: /s/ James A. Stern
                                           ---------------------
                                           Name: James A. Stern
                                           Title: Member

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                                           /s/ Jeffrey P. Hughes
                                           -------------------------
                                           Jeffrey P. Hughes

                                           /s/ James L. Singleton
                                           -------------------------
                                           James L. Singleton

                                           /s/ David P. Spalding
                                           -------------------------
                                           David P. Spalding

                                           /s/ James A. Stern
                                           -------------------------
                                           James A. Stern